Exhibit 10.3
Execution Version
SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 9, 2025, is entered into by and among HYDROFARM HOLDINGS GROUP, INC., a Delaware corporation (“Company”), HYDROFARM, LLC, a California limited liability company (“HYD”), FIELD 16, LLC, a Delaware limited liability company (“F16”), INNOVATIVE GROWERS EQUIPMENT, INC., an Illinois corporation, (“IGE”), MANUFACTURING & SUPPLY CHAIN SERVICES, INC., a Delaware corporation (“MSCSI”, and together with the Company, HYD, F16, IGE, and any other Person incorporated under the laws of a jurisdiction located in the U.S. who is joined as a Borrower in accordance with the terms of the Credit Agreement referred to below is referred to hereinafter, each individually, as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), HYDROFARM INVESTMENT CORP., a Delaware corporation (“HIC”), HYDROFARM HOLDINGS LLC, a Delaware limited liability company (“HHL”), EHH HOLDINGS, LLC, a Delaware limited liability company (“EHH”), SUNBLASTER LLC, a Delaware limited liability company (“Sunblaster”), HYDROFARM CANADA, LLC, a Delaware limited liability company (“HCL”), SUNBLASTER HOLDINGS ULC, an unlimited liability corporation existing under the laws of the Province of British Columbia (“SUN”), EDDI’S WHOLESALE GARDEN SUPPLIES LTD., a corporation organized under the laws of the Province of British Columbia (“EDDI”), HOUSE & GARDEN HOLDINGS, LLC, a Delaware limited liability company (“H&G Holdings”), AURORA INTERNATIONAL, LLC, an Oregon limited liability company (“Aurora International”), AURORA PEAT PRODUCTS ULC, an unlimited liability corporation existing under the laws of the Province of Alberta (“APP”), GREENSTAR PLANT PRODUCTS INC., a federal corporation organized under the laws of Canada (“GPP”), INNOVATIVE AG INSTALLATION, INC., an Illinois corporation (“Innovative AG”), INNOVATIVE RACKING SYSTEMS, INC., an Illinois corporation (“Innovative Racking”), INNOVATIVE SHIPPING SOLUTIONS, INC., an Illinois corporation (“Innovative Shipping”), INNOVATIVE GROWERS EQUIPMENT CANADA, INC., a corporation incorporated under the laws of the Province of Ontario (“Innovative Canada” and together with HIC, HHL, EHH, Sunblaster, HCL, SUN, EDDI, H&G Holdings, Aurora International, APP, Innovative AG, Innovative Racking and Innovating Shipping, and any other Person who is joined as a Loan Guarantor in accordance with the terms of the Credit Agreement referred to below is referred to hereinafter, each individually, as a “Loan Guarantor”, and individually and collectively, jointly and severally, as the “Loan Guarantors”, and the Borrowers and the Loan Guarantors are collectively referred to herein as the “Loan Parties” and each individually, a “Loan Party”), the Lenders (as defined below) party hereto, and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
RECITALS
A.Reference is hereby made to that certain Credit Agreement, dated as of March 29, 2021 (as amended by (i) that First Amendment and Joinder to Credit Agreement, dated as of August 31, 2021, (ii) that Second Amendment to Credit Agreement, dated as of October 25, 2021, (iii) that Third Amendment and Joinder to Credit Agreement dated as of August 23, 2022,

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(iv) that Fourth Amendment to Credit Agreement and Limited Consent and Waiver, dated as of December 22, 2022, (v) that Fifth Amendment to Credit Agreement, dated as of March 31, 2023, (vi) that Sixth Amendment to Credit Agreement, dated as of November 1, 2024, and (vii) as may be further amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment is hereinafter referred to as the “Credit Agreement”), by and among the Borrowers, the other Loan Parties from time to time party thereto, the Administrative Agent, and the financial institutions from time to time party thereto (collectively, the “Lenders”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.
B.The Loan Parties have requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to make such amendments, subject to and pursuant to the terms and conditions set forth herein.
C.The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, neither the Administrative Agent’s nor any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
AGREEMENT
1.Defined Terms. Unless otherwise specifically defined herein, each capitalized term used herein has the meaning assigned to such term in the Credit Agreement.
2.Amendments to Existing Credit Agreement. Subject to the satisfaction in full of the conditions precedent set forth in Section 3 hereof, effective as of the Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
a.The definition of “Aggregate Revolving Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Aggregate Revolving Commitment” means, at any time, the aggregate of the Revolving Commitments of all of the Lenders, as increased or reduced from time to time pursuant to the terms and conditions hereof. As of the Seventh Amendment Effective Date, the Aggregate Revolving Commitment is $22,000,000.”
b.The definition of “Availability” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

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““Availability” means, at any time, an amount equal to (a) the lesser of (i) the Aggregate Revolving Commitment and (ii) the Borrowing Base, minus (b) the Aggregate Revolving Exposure (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).”
c.The definition of “Borrowing Base” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Borrowing Base” means, at any time, the sum of (a) 85% of the Eligible Accounts at such time, plus (b) the lesser of (i) 65% of the Eligible Inventory, at such time, valued at the lower of cost or market value, determined on a first-in-first-out basis, and (ii) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by the Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, minus (c) Reserves, minus (d) the Availability Block. The Administrative Agent may, in its Permitted Discretion, reduce the advance rates set forth above, adjust Reserves or reduce one or more of the other elements used in computing the Borrowing Base; provided, that the Administrative Agent shall notify the Borrower Representative at least 2 Business Days prior to the date on which any such change is to be made; provided further, that (i) the Borrowers may not obtain any new Loans or Letters of Credit to the extent that such Loan or Letter of Credit would cause an Overadvance after giving effect to such change as set forth in such notice; (ii) no such prior notice shall be required for changes to any Reserves resulting solely by virtue of mathematical calculations of the amount of the Reserve in accordance with the methodology of calculation set forth in this Agreement or previously utilized; and (iii) no such prior notice shall be required during the continuance of any Event of Default (provided that, during the continuance of an Event of Default, the Administrative Agent shall endeavor to notify the Borrower Representative at or before any such change, but a non-willful failure of the Administrative Agent to so notify the Borrower Representative shall not be a breach of this Agreement and shall not cause such establishment or increase of any such change to be ineffective). The calculations in clause (b) above may be determined on a combined basis for Eligible Inventory or on a category by category basis for Eligible Inventory, as determined by the Administrative Agent from time to time in its Permitted Discretion based on its review of any appraisal and/or field examination of such Inventory.”

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d.The definition of “Covenant Testing Trigger Period” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Covenant Testing Trigger Period” means the period (a) commencing on any day that Excess Availability is less than an amount equal to 20% of the Aggregate Revolving Commitment, and (b) continuing until Excess Availability has been greater than or equal to an amount equal to 20% of the Aggregate Revolving Commitment at all times for thirty (30) consecutive calendar days.”
e.The definition of “Dominion Period” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Dominion Period” means the period (a) commencing on any date at Administrative Agent’s or the Required Lenders’ election if (A) an Event of Default has occurred and is continuing as of the date of such election or (B) Availability is less than 50% of the Aggregate Revolving Commitment as of the date of such election and (b) continuing until the Borrower Representative provides Administrative Agent with a written election to terminate such Dominion Period, so long as, at the proposed date of such termination, during the preceding thirty (30) consecutive calendar days, no Event of Default has existed and Availability has been greater than or equal to an amount equal to 50% of the Aggregate Revolving Commitment at all times.”
f.The definition of “Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Maturity Date” means June 30, 2027, or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.”
g.Section 1.01 of the Existing Credit Agreement is hereby further amended by adding the following defined terms in the appropriate alphabetical order:
““Availability Block” means an amount equal to $2,000,000.”
““Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, by and among the Loan Parties party thereto, the Administrative Agent, and the Lenders party thereto.”
““Fifth Amendment Effective Date” means March 31, 2023.”

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““Seventh Amendment” means that certain Seventh Amendment to Credit Agreement, dated as of the Seventh Amendment Effective Date, by and among the Loan Parties party thereto, the Administrative Agent, and the Lenders party thereto.”
““Seventh Amendment Effective Date” means May 9, 2025.”
h.The Commitment Schedule to the Credit Agreement is hereby amended and restated in its entirety by Annex A attached hereto.
3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the date on which each of the following conditions precedent has been satisfied in full (the “Effective Date”):

a.Amendment. Each of the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders shall have duly executed and delivered this Amendment, and the Administrative Agent shall have received a fully executed counterpart hereof.
b.No Default Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer of each Borrower and each other Loan Party, dated as of the Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in this Amendment and the other Loan Documents are true and correct as of such date and (iii) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent.
c.Representations and Warranties. The representations and warranties of the Loan Parties set forth herein and in the Loan Documents must be true and correct in all material respects with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
d.Secretary’s Certificate. The Administrative Agent shall have received (i) a certificate of each U.S. Loan Party, dated the date hereof and executed by its Secretary, Assistant Secretary or other Responsible Officer, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, as amended by this Amendment, to which it is a party, (B) identify by name and title and bear the signatures of the officers of such U.S. Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party and, in the case of each Borrower, its Financial Officers or certify that the officers whose signatures appear on the officer’s certificate most recently delivered to the Administrative Agent remain duly authorized and empowered to execute this Amendment and each other Loan Document, (C) contain either (x) appropriate attachments, including the certificate, constitution or articles of

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incorporation or organization (“Charter”) of each U.S. Loan Party certified by the relevant authority of the jurisdiction of organization or incorporation of such U.S. Loan Party and a true and correct copy of its memorandum and articles of association, bylaws, constitution or operating, management or partnership agreement, or other organizational or governing documents (“Bylaws”) or (y) certify that (x) no action for any amendment, modification or other change to the Charter of each U.S. Loan Party and all amendments thereto has been taken since the prior delivery of such Charter to the Administrative Agent, or is pending, and each Charter previously delivered by each U.S. Loan Party to the Lenders and Administrative Agent remains in full force and effect as of the date hereof and (y) no action for any amendment, modification or other change to the Bylaws of each U. S. Loan Party and all amendments thereto has been taken since the prior delivery of such Bylaws to the Administrative Agent, or is pending, and the Bylaws previously delivered by each U.S. Loan Party to the Lenders and Administrative Agent remain in full force and effect as of the date hereof; and (ii) a good standing certificate for each U.S. Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each U.S. Loan Party from the appropriate governmental officer in such jurisdiction.
e.Legal Opinions. Each U.S. Loan Party shall have delivered a written opinion of each Loan Party’s counsel, addressed to the Administrative Agent, Issuing Bank, the Lenders and the other Secured Parties, each in form and substance satisfactory to the Administrative Agent and its counsel.
f.Amendment Fee. Borrowers shall have paid to the Administrative Agent, for the pro rata benefit of the Lenders (including Administrative Agent in its capacity as a Lender), an amendment fee in an amount equal to $30,000.00, which amendment fee shall be fully earned as of and payable on the date hereof.
g.Fees and Expenses. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date.
h.Other Required Documentation. The Administrative Agent shall have received such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.
4.Representations and Warranties. Each Borrower and each other Loan Party represents and warrants as follows:
a.Authority; Enforceability. The transactions contemplated by this Amendment are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions and approvals and, if required, actions and approvals by equity holders. This Amendment and each other Loan Document (as amended or modified hereby) to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes

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a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable Insolvency Laws, examinership, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
b.Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
c.No Default. At the time of and immediately after giving to this Amendment, no Default has occurred and is continuing.
5.Post-Closing.
a.Lien Searches. Within five (5) Business Days of the Effective Date (or such other date as determined by the Administrative Agent in its sole discretion), the Administrative Agent shall have received the results of a recent lien search in each jurisdiction where the Loan Parties are organized and where the assets of the Loan Parties are located, and such search shall reveal no Liens on any of the assets of such Loan Parties except for Liens permitted by Section 6.02 of the Credit Agreement or discharged on or prior to the date hereof pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent.
b.Secretary’s Certificate. Within five (5) Business Days of the Effective Date (or such other date as determined by the Administrative Agent in its sole discretion), the Administrative Agent shall have received (i) a certificate of each Canadian Loan Party, dated the date hereof and executed by its Secretary, Assistant Secretary or other Responsible Officer, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, as amended by this Amendment, to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Canadian Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party and, in the case of each Borrower, its Financial Officers or certify that the officers whose signatures appear on the officer’s certificate most recently delivered to the Administrative Agent remain duly authorized and empowered to execute this Amendment and each other Loan Document, (C) contain either (x) appropriate attachments, including the certificate, constitution or articles of incorporation or organization (“Charter”) of each Canadian Loan Party certified by the relevant authority of the jurisdiction of organization or incorporation of such Canadian Loan Party and a true and correct copy of its memorandum and articles of association, bylaws, constitution or operating, management or partnership agreement, or other organizational or governing

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documents (“Bylaws”) or (y) certify that (x) no action for any amendment, modification or other change to the Charter of each Canadian Loan Party and all amendments thereto has been taken since the prior delivery of such Charter to the Administrative Agent, or is pending, and each Charter previously delivered by each Canadian Loan Party to the Lenders and Administrative Agent remains in full force and effect as of the date hereof and (y) no action for any amendment, modification or other change to the Bylaws of each Canadian Loan Party and all amendments thereto has been taken since the prior delivery of such Bylaws to the Administrative Agent, or is pending, and the Bylaws previously delivered by each Canadian Loan Party to the Lenders and Administrative Agent remain in full force and effect as of the date hereof; and (ii) a good standing certificate for each Canadian Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Canadian Loan Party from the appropriate governmental officer in such jurisdiction.
6.Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks. The other terms of Section 9.09 and 9.10 of the Credit Agreement shall apply hereto as if fully set forth herein, mutatis mutandis.
7.Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed pdf. or any other electronic means that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. As used herein, “electronic signatures” mean any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record. Notwithstanding the foregoing, the Loan Parties shall promptly deliver original signatures of this Amendment to the Administrative Agent.
8.Reference to and Effect on the Loan Documents.
a.Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “hereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

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b.Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified, and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers and the other Loan Parties to Administrative Agent and the Lenders without defense, offset, claim, or contribution.
c.The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
9.Ratification. Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.
10.Release; Covenant Not to Sue.
a.Each Loan Party hereby absolutely and unconditionally releases and forever discharges Administrative Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising under or related to the Loan Documents from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.
b.Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
c.Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by Borrower pursuant to the above release. If any

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Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.
11.Estoppel. To induce Administrative Agent and Lenders to enter into this Amendment and to induce Administrative Agent and the Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower and each other Loan Party hereby acknowledges and agrees that, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim, or objection in favor of any Borrower or any other Loan Party as against Administrative Agent or any Lender with respect to the Obligations.
12.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
13.Entire Agreement. The Credit Agreement, as amended hereby, and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
14.Severability. In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
15.Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Administrative Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.
[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
HYDROFARM HOLDINGS GROUP, INC.,
a Delaware corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Executive Officer

HYDROFARM, LLC,
a California limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

FIELD 16, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

BORROWERS (CONT’D):
INNOVATIVE GROWERS EQUIPMENT, INC.,
an Illinois corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

MANUFACTURING & SUPPLY CHAIN SERVICES, INC.,
a Delaware corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

LOAN GUARANTORS:
HYDROFARM INVESTMENT CORP.,
a Delaware corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

HYDROFARM HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

EHH HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

SUNBLASTER LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

HYDROFARM CANADA, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer
[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

LOAN GUARANTORS (CONT’D):
SUNBLASTER HOLDINGS ULC,
an unlimited liability corporation existing under the laws of the Province of British Columbia

By:	/s/ William Toler
Name: William Toler
Title: Director

EDDI’S WHOLESALE GARDEN SUPPLIES LTD.,
a corporation organized under the laws of the province of British Columbia

By:	/s/ William Toler
Name: William Toler
Title: President

HOUSE & GARDEN HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

LOAN GUARANTORS (CONT’D):
AURORA INTERNATIONAL, LLC,
an Oregon limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

AURORA PEAT PRODUCTS ULC,
an unlimited liability corporation existing under the laws of the Province of Alberta

By:	/s/ William Toler
Name: William Toler
Title: President

GREENSTAR PLANT PRODUCTS INC.,
a federal corporation organized under the laws of Canada

By:	/s/ William Toler
Name: William Toler
Title: Director

INNOVATIVE AG INSTALLATION, INC.,
an Illinois corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

LOAN GUARANTORS (CONT’D):
INNOVATIVE RACKING SYSTEMS, INC.,
an Illinois corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

INNOVATIVE SHIPPING SOLUTIONS, INC.,
an Illinois corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

INNOVATIVE GROWERS EQUIPMENT CANADA, INC.,
a corporation incorporated under the laws of Ontario, Canada

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Director

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

Acknowledged and accepted as of the date hereof by:
BORROWERS:
HYDROFARM HOLDINGS GROUP, INC.,
a Delaware corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Executive Officer

HYDROFARM, LLC,
a California limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

FIELD 16, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

BORROWERS (CONT’D):
INNOVATIVE GROWERS EQUIPMENT, INC.,
an Illinois corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

MANUFACTURING & SUPPLY CHAIN SERVICES, INC.,
a Delaware corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

LOAN GUARANTORS:
HYDROFARM INVESTMENT CORP.,
a Delaware corporation

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

HYDROFARM HOLDING LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

EHH HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

SUNBLASTER LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

HYDROFARM CANADA, LLC,
a Delaware limited liability company

By:	/s/ B. John Lindeman
Name: B. John Lindeman
Title: Chief Financial Officer

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender, Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/ George Burnett
Name: George Burnett
Title: Authorized Signatory

[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., Toronto Branch

By:	/s/ Bruce Watson
Name: Bruce Watson
Title: Authorized Signatory
[Hydrofarm – Signature Page to Seventh Amendment to Credit Agreement]

ANNEX A
Commitment Schedule
to
Credit Agreement

Lenders	Amount of Revolving Commitment
JPMORGAN CHASE BANK, N.A.	$22,000,000
TOTAL	$22,000,000

DB1/ 157677093.7